SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 28, 2005


                                    PHC, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                    (State of Incorporation or Organization)

        000-22916                                        04-2601571
(Commission File Number)                              (I.R.S. Employer
                                                      Identification No.)


200 Lake Street, Suite 102, Peabody, Massachusetts           01960
 (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:  (978) 536-2777

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))



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Item 8.01 Other Events

     In an effort to reach all shareholders the company has adjourned the annual shareholders meeting scheduled for December 20, 2005 until January 31, 2006 at 11:00 a. m. The record date for the meeting remains the same at October 21, 2005.

     As indicated in the attached exhibit, the Company will mail a letter notifying the shareholders of the adjournment and an additional proxy card to all shareholders who have not yet voted in an attempt to give every shareholder an opportunity to vote.

Item 9.01 Financial Statements and Exhibits

     (c) The following exhibit is being furnished herewith:


Exhibit No.    Exhibit Description

     99.1 Letter to Stockholders dated December 20, 2005.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PHC, INC.


Date: December 28, 2005                          By:  /s/ Bruce A. Shear
                                                     ____________________
                                                          Bruce A. Shear
                                                          President





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